Exhibit 99.1

Skandia U.S. Inc.

Unaudited Financial Statements for the

Quarterly Period Ended March 31, 2003

Skandia U.S. Inc.

Unaudited Financial Statements

Quarterly Period Ended March 31, 2003

Skandia U.S. Inc.

Consolidated Statements of Financial Condition

(in thousands, except share data)

	March 31, 2003	December 31, 2002
	(unaudited)
ASSETS
Investments:
Fixed maturities—at fair value (amortized cost of $411,519 and $385,348, respectively)	$423,821	$404,549
Equity securities—at fair value (amortized cost of $64,667 and $53,010, respectively)	65,583	52,762
Derivative instruments—at fair value	5,602	10,370
Policy loans	7,585	7,559

Total investments	502,591	475,240
Cash and cash equivalents	122,254	167,832
Accrued investment income	4,790	4,300
Deferred acquisition costs	1,100,745	1,117,544
Reinsurance receivable	5,032	5,447
Receivable from affiliates	9,457	9,110
Deferred income taxes	58,031	39,783
Fixed assets, at depreciated cost (accumulated depreciation of $39,430 and $37,035, respectively)	27,810	30,467
Other assets	106,405	109,422
Separate account assets	21,411,003	21,905,613

Total assets	$23,348,118	$23,864,758

LIABILITIES AND SHAREHOLDER’S EQUITY
Liabilities:
Reserves for future policy and contract benefits	$172,174	$149,348
Accounts payable and accrued expenses	127,424	126,029
Income tax payable	9,058	8,797
Capital lease obligations	2,748	3,166
Short-term borrowing	293,541	255,141
Long-term borrowing	241,059	279,459
Collateralized notes	352,706	373,211
Separate account liabilities	21,411,003	21,905,613

Total liabilities	22,609,713	23,100,764

Commitments and contingent liabilities (Note 7)
Shareholder’s equity:
Common stock, $100 par value, 340 shares authorized, issued and outstanding	34	34
Additional paid-in capital	654,900	653,616
Retained earnings	75,397	98,638
Accumulated other comprehensive income	8,074	11,706

Total shareholder’s equity	738,405	763,994

Total liabilities and shareholder’s equity	$23,348,118	$23,864,758

See notes to unaudited consolidated financial statements.

Skandia U.S. Inc.

Consolidated Statements of Income

(in thousands)

	Three Months Ended March 31,
	2003	2002
	(unaudited)
REVENUES
Annuity and life insurance charges and fees	$83,219	$85,649
Mutual fund charges and fees	4,424	6,692
Fee income	28,032	36,445
Net investment income	4,885	5,501
Sale of 12b-1 fees	3,208	6,188
Net realized capital gains (losses)	973	(1,840)
Other	2,288	1,864

Total revenues	127,029	140,499

EXPENSES
Benefits:
Annuity and life insurance benefits	1,339	725
Change in annuity and life insurance policy reserves	861	373
Guaranteed minimum death benefit claims, net of hedge	22,138	18,813
Return credited to contract holders	3,698	(11,854)

Total benefits	28,036	8,057
Other:
Underwriting, acquisition and other insurance expenses	56,751	67,894
Amortization of deferred acquisition costs	66,751	46,926
Interest expense	14,773	19,834

	138,275	134,654

Total benefits and expenses	166,311	142,711

Loss from operations before income tax benefit	(39,282)	(2,212)
Income tax benefit	(16,041)	(3,007)

Net (loss) income	$(23,241)	$795

See notes to unaudited consolidated financial statements.

Skandia U.S. Inc.

Consolidated Statements of Shareholder’s Equity

(in thousands)

				Accumulated Other Comprehensive Income (Loss)
	Common Stock	Additional Paid-in Capital	Retained Earnings	Foreign Currency Translation	Unrealized Gains (Losses)	Total
As of December 31, 2001	$34	$377,247	$290,289	$15	$(919)	$666,666
Net loss			(191,651)			(191,651)
Other comprehensive income:
Unrealized capital gains					10,445	10,445
Reclassification adjustment for realized losses included in net realized capital gains (losses)					2,795	2,795
Foreign currency translation				(630)		(630)

Other comprehensive income						12,610

Comprehensive loss						(179,041)
Capital contributions		276,369				276,369

As of December 31, 2002	$34	$653,616	$98,638	$(615)	$12,321	$763,994
Net loss			(23,241)			(23,241)
Other comprehensive loss:
Unrealized capital losses					(1,228)	(1,228)
Reclassification adjustment for realized gains included in net realized capital gains (losses)					(2,502)	(2,502)
Foreign currency translation				98		98

Other comprehensive loss						(3,632)

Comprehensive loss						(26,873)
Capital contributions		1,284				1,284

As of March 31, 2003	$34	$654,900	$75,397	$(517)	$8,591	$738,405

Unrealized capital (losses) gains is shown net of tax (benefit) expense of ($661) and $5,624 for periods ended March 31, 2003 and December 31, 2002, respectively. Reclassification adjustment for realized (gains) losses included in net realized capital gains (losses) is shown net of tax (benefit) expense of ($1,347) and $1,505 for periods ended March 31, 2003 and December 31, 2002, respectively. Foreign currency translation is shown net of tax expense (benefit) of $53 and ($339) for periods ended March 31, 2003 and December 31, 2002, respectively.

See notes to unaudited consolidated financial statements.

Skandia U.S. Inc.

Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2003	2002
	(unaudited)
Cash flow from operating activities:
Net (loss) income	$(23,241)	$795
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Amortization and depreciation	6,491	6,269
Deferral of acquisition costs	(49,952)	(51,025)
Amortization of deferred acquisition costs	66,751	46,926
Deferred tax benefit	(16,293)	(2,447)
Change in unrealized losses (gains) on derivatives	3,569	(4,436)
Increase in policy reserves	3,826	1,381
(Increase) decrease in receivable from affiliates	(347)	388
Change in net income tax receivable/payable	261	(2,280)
Decrease (increase) in other assets	14	(3,416)
(Increase) decrease in accrued investment income	(490)	99
Decrease in reinsurance receivable	415	497
Increase (decrease) in accounts payable and accrued expenses	1,395	(32,026)
Net realized capital losses on derivatives	180	8,704
Net realized capital (gains) losses on investments	(974)	1,840

Net cash used in operating activities	(8,395)	(28,731)

Cash flow from investing activities:
Purchase of fixed maturity investments	(91,955)	(128,982)
Proceeds from sale and maturity of fixed
maturity investments	68,455	134,195
Purchase of derivatives	(9,442)	(13,410)
Proceeds from exercise or sale of derivative instruments	10,461	1,926
Purchase of shares in equity securities and dividend reinvestments	(23,568)	(6,203)
Proceeds from sale of shares in equity securities	9,506	5,170
Proceeds from sale of stock	64	—
Purchase of fixed assets	(188)	(914)
Increase in policy loans	(26)	(330)

Net cash used in investing activities	(36,693)	(8,548)

Cash flow from financing activities:
Capital contribution	1,284	1,340
Short-term borrowing	38,400	(25,123)
Long-term borrowing	(38,400)	40,000
Principal payments on collateralized notes	(20,505)	(27,367)
Deferred debt offering costs	—	(11)
Principal payments under capital lease obligations	(418)	(433)
Deposits to contract owner accounts	401,135	28,446
Withdrawals from contract owner accounts	(45,519)	(74,632)
Change in contract owner accounts, net of investment earnings	(336,618)	48,113

Net cash used in financing activities	(641)	(9,667)

Net decrease in cash and cash equivalents	(45,729)	(46,946)
Change in foreign currency translation	151	(125)
Cash and cash equivalents at beginning of period	167,832	89,521

Cash and cash equivalents at end of period	$122,254	$42,450

Income taxes (received) paid	$(9)	$1,709

Interest paid	$14,743	$20,586

See notes to unaudited consolidated financial statements.

Skandia U.S. Inc.

Notes to Unaudited Consolidated Financial Statements

March 31, 2003

(dollars in thousands)

1.	ORGANIZATION AND OPERATION

Skandia U.S. Inc. (the “Company”) is a wholly-owned subsidiary of Skandia Insurance Company Ltd. (publ) (“SICL”), an insurance company organized under the laws of the Kingdom of Sweden. The Company, primarily through its wholly-owned subsidiary, American Skandia, Inc. (“ASI”) and, in particular, through ASI’s wholly-owned subsidiary, American Skandia Life Assurance Corporation (the “Insurance Company” or “ASLAC”), develops long-term savings and retirement products which are distributed through its broker/dealer, American Skandia Marketing, Incorporated (“ASM”). Currently, ASLAC issues variable life insurance and variable deferred and immediate annuities for individuals and groups in the United States and its territories. On December 19, 2002, SICL entered into a definitive purchase agreement with Prudential Financial, Inc., a New Jersey corporation (“Prudential Financial”), whereby Prudential Financial will acquire the Company and certain of its affiliates (the “Acquisition”). Consummation of the transaction is subject to various closing conditions, including regulatory approvals and approval of certain matters by the board of directors and shareholders of the mutual funds advised by American Skandia Investment Services, Inc. (“ASISI”), a subsidiary of ASI. The transaction is expected to close during the second quarter of 2003 (see Note 9).

The Company also provides investment management and administrative services to registered investment companies (mutual funds), through ASISI. These mutual funds encompass American Skandia Trust (“AST”) and American Skandia Advisor Funds (“ASAF”). AST provides particular mutual fund options in support of ASLAC’s variable annuity and insurance products and is also available as a funding vehicle for other life insurance companies’ variable products. ASAF are retail mutual funds marketed to U.S. residents. Through its wholly-owned subsidiary, American Skandia Advisory Services, Inc. (“ASASI”), the Company also provides investment advice to participants in mutual fund wrap programs that utilize ASAF and other mutual funds.

2.	BASIS OF PRESENTATION

The accompanying unaudited consolidated financial statements have been prepared to reflect the carved-out consolidated U.S. annuity and mutual fund businesses of Skandia U.S. Inc., subject to the definitive purchase agreement with Prudential Financial outlined above, as well as Skandia Vida S.A. de C.V. (“Skandia Vida”), the Mexican operations of SICL. The U.S. annuity and mutual fund business of Skandia U.S. Inc. is primarily comprised of the business and operations of ASI. The accompanying unaudited consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) on a basis consistent with reporting interim financial information in accordance with instructions to Form 10-Q and Article 10 of Regulation S-X of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three-month period ended March 31, 2003 are not necessarily indicative of the results that may be expected for the year ending December 31, 2003. For further information, refer to the consolidated financial statements and footnotes thereto in the Company’s audited consolidated financial statements for the year ended December 31, 2002.

Skandia U.S. Inc.

Notes to Unaudited Consolidated Financial Statements (continued)

3.	BORROWINGS

As of March 31, 2003 and December 31, 2002, the Company had $534,600 of short-term and long-term borrowings outstanding with affiliates. Interest expense related to these borrowings was $6,912 for the three months ended March 31, 2003.

4.	FOREIGN ENTITY

ASLAC has a 99.9% ownership in Skandia Vida. Skandia Vida had total shareholders’ equity of $4,625 as of March 31, 2003 and $5,023 as of December 31, 2002 and has generated losses of $1,833 and $694 for the three months ended March 31, 2003 and 2002, respectively. As part of the Acquisition, it is expected that the Company will sell its ownership interest in Skandia Vida to SICL. The Company has filed for and received required regulatory approvals from the State of Connecticut and Mexico related to the sale of Skandia Vida (see Note 9).

5.	INCOME TAXES

The Company recorded an income tax benefit of $16,041 and $3,007 for the three months ended March 31, 2003 and 2002, respectively. The effective income tax rate for the three months ended March 31, 2003 and 2002 varied from the corporate rate of 35% due primarily to the deduction for dividends received.

6.	DEFERRED ACQUISITION COSTS

Details of deferred acquisition costs and related amortization for the three months ended March 31, 2003 and 2002 are as follows:

	2003	2002
Balance, beginning of period	$1,117,544	$1,383,281
Commissions and expenses deferred	33,800	37,488
Purchase credits deferred	16,152	13,537
Amortization of commissions and expenses deferred	(56,599)	(40,313)
Amortization of purchase credits deferred	(10,152)	(6,613)

Balance, end of period	$1,100,745	$1,387,380

7.	COMMITMENTS AND CONTINGENT LIABILITIES

In recent years, a number of annuity companies have been named as defendants in class action lawsuits relating to the use of variable annuities as funding vehicles for tax- qualified retirement accounts. The Company is currently a defendant in one such lawsuit. A purported class action complaint was filed in the United States District Court for the Southern District of New York on December 12, 2002, by Diane C. Donovan against the Company and certain of its affiliates (the “Donovan Complaint”). The Donovan Complaint seeks unspecified compensatory damages and injunctive relief from the Company and certain of its affiliates. The Donovan Complaint claims that the Company violated federal securities laws in marketing variable annuities. This litigation is in the preliminary stages. The Company believes this action is without merit, and intends to vigorously defend against this action.

The Company is also involved in other lawsuits arising, for the most part, in the ordinary course of its business operations. While the outcome of these other lawsuits cannot be determined at this time, after consideration of the defenses available to the Company, applicable insurance coverage and any related reserves established, these other lawsuits are not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.

Skandia U.S. Inc.

Notes to Unaudited Consolidated Financial Statements (continued)

As discussed previously, on December 19, 2002, SICL entered into a definitive purchase agreement (the “Purchase Agreement”) to sell its ownership interest in the Company to Prudential Financial for approximately $1.265 billion. The closing of this transaction, which is conditioned upon certain customary regulatory and other approvals and conditions, is expected in the second quarter of 2003 (see Note 9).

The purchase price that was agreed to between SICL and Prudential Financial was based on a September 30, 2002 valuation of the Company. As a result, assuming the transaction closes, the economics of the Company’s business from September 30, 2002 forward will inure to the benefit or detriment of Prudential Financial. Included in the Purchase Agreement, SICL has agreed to indemnify Prudential Financial for certain liabilities that may arise relating to periods prior to September 30, 2002. These liabilities generally include market conduct activities, as well as contract and regulatory compliance (referred to as “Covered Liabilities”).

Related to the indemnification provisions contained in the Purchase Agreement, SICL has signed, for the benefit of the Company, an indemnity letter, effective December 19, 2002, to make the Company whole for certain Covered Liabilities that come to fruition during the period beginning December 19, 2002 and ending with the close of the transaction. This indemnification effectively transfers the risk associated with those Covered Liabilities from the Company to SICL concurrent with the signing of the definitive purchase agreement rather than waiting until the transaction closes.

8.	SEGMENT REPORTING

Assets under management and sales for products other than variable annuities have not been significant enough to warrant full segment disclosures as required by Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information”, and the Company does not anticipate that they will be so in the future.

9.	SUBSEQUENT EVENT

On May 1, 2003, the first step of the sale of the Company to Prudential Financial was consummated. This step included Prudential Financial acquiring 90% of the Company’s outstanding common stock. Under an agreement entered into at the date of acquisition, Prudential Financial has the right to acquire the remaining 10% of the Company’s outstanding stock, at cost, beginning July 30, 2003, which right extends to September 13, 2003. Additionally, under the same agreement, the SICL has the right to require Prudential Financial to acquire the remaining 10% of the Company’s common stock at 103% of cost beginning September 8, 2003, which right extends to September 13, 2003.

Prior to consummation of the first step of the sale of the Company, Skandia Vida was sold to SICL for $4,625. This transaction resulted in a gain of $150.

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